CYREN

Cyren Overview

March 2020


CYREN

Safe Harbor and Forward Looking Statements

This presentation contains forward-looking statements, including projections about our business, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed results of operations, business strategies, development plans and potential growth opportunities are forward-looking statements. In addition, statements in the future tense, and statements including words such as "expect," "plan," "estimate," or "anticipate," are forward-looking statements. These statements are based on information available to us at the time of the presentation and we assume no obligation to update any of them.

The statements in this presentation are not guarantees of future performance and actual results could differ materially from our current expectations as a result of numerous factors, including our ability to execute business strategies, business conditions and growth or deterioration, including our ability to grow our revenues or lack of demand for our solutions, in the internet security market, commerce and the general economy; competitive factors, including our ability to manage our cost structure, avoid unanticipated liabilities and achieve profit; our ability to attract new customers and increase revenue from existing customers; market acceptance of our existing and new product offerings; products offered by competitors; availability of qualified staff; technological difficulties and resource constraints encountered in developing new products and our ability to adapt to changing technological requirements and shifting preferences of our customers and their users; our ability to successfully shift the focus of our product development and sales efforts to our CES solutions while de-emphasizing our CWS offerings; loss of any large customers; the effects of the COVID-19 outbreak on our business, results of operations and financial condition; adverse conditions in the national and global financial markets; the impact of currency fluctuations; political and other conditions in Israel that may limit research and development; our ability to successfully implement our contingency plan, if needed, and its ability to allow us to continue our operations; our ability to comply with applicable laws and regulations and the impact of changes in such laws and regulations; economic, regulatory and political risks associated with our international operations; the impact of our controlling shareholder’s decisions, which may differ with respect to our strategic direction; and our ability to successfully estimate the impact of certain accounting and tax matters, including the effect on our company of adopting certain accounting pronouncements, as well as those risks described in our Annual Report on Form 10-K and quarterly reports on Form 10-Q. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, including the securities laws of the United States, we undertake no obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances, or otherwise after the date hereof.

This presentation may not be reproduced, forwarded to any person or published, in whole or in part. This meeting and any information communicated at this meeting are strictly confidential.

Offering Summary

Issuer	Cyren Ltd.
Exchange: Ticker	Nasdaq: CYRN
Securities	Subordinated Convertible Notes
Offering Type	PIPE
Offer Size	$5 - 8 Million
Use of Proceeds	Growth Capital, General Corporate Purposes
Sole Placement Agent	Craig-Hallum Capital Group
Management Team	Brett Jackson – CEO Michael Myshrall – CFO

CYREN is a next generation, cloud-based cybersecurity provider of:

- Threat detection services
- Threat intelligence
- Email security for Office 365

Our products and services are used by the world's leading email providers, the largest cybersecurity vendors and enterprises to protect against threats from email and the web



Embedded
Threat Detection &
Threat Intelligence
Customers Continuously Enriching
GlobalView Threat Intelligence
Check Point
FIREEYE
Google
FORCEPOINT
Microsoft
WatchGuard
zscaler
GlobalView Cloud Platform
2B+
Daily
Transactions
1.3B+
Users
Protected
300M+
Threats Blocked
Daily
Dataflow
Dataflow
Enterprise Security
O365 SEG
O365
Anti-Phishing
Web
Security
Sandbox
Threat
Analysis
Threat
Intelligence

Large TAM Across Multiple Security Segments


Threat Intelligence
$2.0B
11.8% CAGR
CYREN
$8B+
Cloud Email Security
$2.5B
10.1% CAGR
Web Security
$3.5B
8.4% CAGR

Cyren's addressable market includes some of the fastest growing segments within the security market

Source: Gartner and Wall Street Research
(1) Addressable market includes the following segments: Threat Intelligence ($2Bn), Cloud Email Security (Cloud SEG ($1.1Bn) and Anti-Phishing ($1.4Bn)), and Web Security ($3.5Bn).

Cyren Key Facts



Trusted by the world's leading companies

$38M	$38M	98%	231	5+ Years	~100 OEM >1000 Ent
2019 Revenue	2019 YE ARR(1)	Recurring Revenue(1)	Employees	Average Customer Tenure	Customers

(1) Cyren defines recurring revenue and ARR as the annualized value of all subscription contracts as of the end of the period

What Differentiates Cyren?


Unique Global Threat Intelligence Data
GlobalView Cloud Platform
Threat Researchers, Automation, Analytics
Email Security Expertise
Multiple Proprietary Threat Detection Engines

1 New Leadership

2 Driving ARR Growth

3 New Strategy

4 New Products

5 Enterprise Market Priority

Growth Strategy

2020	2021	2022	2023

1 Refocus on Core Business & Expand to Enterprise

- Reemphasize Core Threat Intelligence Services (TIS) and further penetrate the OEM market
- Leverage existing capabilities and expand into the enterprise market - Q2 2020
- Deliver Cyren Web Security as an integrated add-on to Microsoft Defender ATP – Q2 2020

2 Penetrate O365 Anti-Phishing Market

- Achieve a leading position in the emerging O365 anti-phishing market with new anti-phishing product - Q2 2020
- Leverage Microsoft channel to scale

3 Capitalize on Additional O365 Opportunities

- Leverage our O365 anti-phishing market position to identify and bring to market additional new products that complement O365 native security

4 Next-Gen Messaging Opportunity

- Expand email security capabilities to other messaging platforms
- Protect enterprise customers from a variety of threats across multiple messaging systems (email, collaboration platforms, social media platforms, etc.)

CYREN

Near-Term Planned Growth Initiatives (2020-2021)

1

Refocus on Core Business & Expand to Enterprise

- Re-prioritize Threat Intelligence business (historical core business with favorable competitive landscape)
- Further penetrate OEM market with focus on new customer acquisition
- Leverage existing technology and products and expand beyond the OEM market into the enterprise market (5x to 10x TAM)
- Leverage Microsoft relationship and integration with Microsoft Defender ATP

2

Penetrate O365 Anti-Phishing Market

- Utilize our phishing detection to address the Office 365 phishing problem in the enterprise market
- Significant, emerging market opportunity with no clear leader
- Deliver to market a differentiated SaaS solution which provides detection, incident response and remediation
- Early adopters have validated our value proposition
- Targeted general availability in April, 2020

CYREN

Cyren Inbox Security

A **new vision** for email security



Continuous monitoring & detection

Crowd-sourced user detection

Automated response & remediation

Estimated General Availability Q2 2020


Internet
Email Security Gateway
User Mailboxes
Cyren Inbox Security
Users
Security Operations Center

Web Security for Microsoft Defender ATP

- Enhance Microsoft Defender ATP by adding Cyren Web Filtering & Internet Activity Monitoring seamlessly into Defender ATP
- Set policies for any selected devices to **restrict or monitor internet access**
- Protect your organization by filtering web access to inappropriate websites
- **Gain visibility into** and **control** the types of websites employees visit
- <u>Estimated General Availability Q2 2020</u>


https://marketing.plutoserv.com/mdatp/step1/
CYREN
Try Cyren Web Filter FREE for 60 days.
CYREN
Microsoft
Setup your account in seconds. No hardware to install, no software to manage, no sales calls – and no credit card required.
Thank you for your interest in Cyren Web Content Filtering for Microsoft ATP. Seamlessly integrate advanced web content filtering into your Microsoft Defender Security Center.
Cyren's Web Filter enhances Microsoft Defender ATP by controlling access to inappropriate sites. The key to its high-performing URL filtering is real-time data and analysis; Cyren's own GlobaView™ Cloud processes over 25 BILLION Internet transactions per day and is augmented by an additional 200+ global sources, enabling us to maintain data on approximately 140 MILLION of the most relevant
1. Connect to Microsoft Defender
CONNECT NOW

Investment Highlights

1. Secular Trends Driving Demand for Cloud Delivered Security Products
2. Proven Cloud-Based Security Platform With Unique Threat Intelligence
3. Industry Leading, Proprietary Threat Detection Engines
4. Architecture & Technology Able to Scale to Serve the Enterprise Market
5. Proven Value Proposition
6. Multiple Opportunities to Accelerate ARR Growth – New Products & New Markets
7. Experienced Management Focused on New Strategy Execution to Drive Shareholder Value

CYREN

Financial Highlights


CYREN

Cyren Revenue Breakdown

SaaS Business Model


98%
Subscription/Recurring
Revenue

Strong Threat Intelligence Business [a]


19%
Enterprise
81%
Threat Intelligence
Services

Focus on US + EMEA [a]


7%
APAC
46%
EMEA
47%
Americas

(a) FY2019 GAAP Revenue

Quarterly & Annual Revenue Growth



Quarterly revenue, $1000s
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,959
$7,636
$9,655
$7,757
$9,190
$9,711
$7,561
$9,562
$9,496
$7,522
$9,512
$9.4M-$9.5M
Q1
Q2
Q3
Q4
2017
2018
2019



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
12% CAGR
~$38.4M
$35,900
$30,799
2017
2018
2019
Annual Totals

- Q4 2019 GAAP Net Loss Estimate: **$4.9M-$5.3M**
- Q4 2019 Non-GAAP Net Loss Estimate: **$2.9M-$3.2M**

Preliminary FY2019 Estimates

CYREN

Balance Sheet & Capitalization Snapshot

Balance Snapshot (as of 12/31/2019)		
Cash & Equivalents	$11.6M	
Debt		
Existing Convertible Note (5.75% interest)	$10.0M	Matures December 2021; Convertible @ $3.73
Net Cash Outstanding:	$1.6M	

Capitalization Table (shares as of 2/28/2020)	
Stock Price (2/28/2020)	$1.11
Shares Outstanding	59.9M
Options & RSUs (WAEP: $1.75)	9.1M
Warrants (EP: $3.08)	1.7M
Convertible Note (EP: $3.73 + interest)	2.9M
Fully Diluted Shares Outstanding	73.6M
Basic Market Cap (2/28/2020)	$66.5M

Equity Ownership Snapshot


Share Ownership
Other Shareholders, 32.4%
Management, 5.1%
Yelin Lapidot, 8.2%
Warburg Pincus, 54.3%

- November 2017 – $19.6M private placement with Warburg Pincus @ $1.85 per share
- December 2017 – Warburg Pincus share tender offer @ $2.50 per share
- December 2018 – $10.0M convertible note @ $3.73 per share
- November 2019 – $8.0M rights offering @ $1.73 per share

Use of Non-GAAP Measures

Non-GAAP net loss consists of GAAP net loss adjusted to exclude: stock-based compensation expenses, amortization of acquired intangible assets, and deferred taxes related to acquisitions, adjustments to earn-out obligations, and capitalization of technology. The purpose of such adjustments is to give an indication of our performance exclusive of non-cash charges and other items that are considered by management to be outside of the company's core operating results. The non-GAAP net loss is not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Our management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate the business and make operating decisions.
Non-GAAP net loss is among the primary factors management uses in planning for and forecasting future periods. We believe this adjustment is useful to investors as a measure of the ongoing performance of the business. We believe this non-GAAP financial measure provides consistent and comparable measures to help investors understand our current and future operating cash flow performance. This non-GAAP financial measure may differ materially from a similar non-GAAP financial measure used by other companies. Reconciliation between results on a GAAP and non-GAAP basis is provided below. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management uses both GAAP and non-GAAP measures when evaluating the business internally and therefore felt it important to make these non-GAAP adjustments available to investors.

The table below summarizes the preliminary Q4 2019 GAAP-to-Non-GAAP reconciliation. The preliminary financial and other data set forth below and elsewhere in this presentation has been prepared by, and is the responsibility of our management. The following information and information regarding estimated annual revenue growth elsewhere in this presentation and estimates have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the Q4 2019 and year-end revenue estimates are subject to revision as we prepare our consolidated financial statements and other disclosures for the year ended December 31, 2019, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for Q4 2019 and our audit procedures for the year ended December 31, 2019, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for these periods may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results of operations for Q4 2019 and estimated results for the year ended December 31, 2019 elsewhere in this presentation are not necessarily indicative of the results to be achieved for any future period. See "Safe Harbor and Forward Looking Statements." These estimated results of operations should be read together with subsequent filings and announcements, including any subsequent press release announcing our earnings for the year ended December 31, 2019 and our audited consolidated financial statements and related notes to be filed on Form 10-K for the year ended December 31, 2019.

	Three months ended December 31		
	2019		2019
	Unaudited		Unaudited
GAAP net loss	(4,950)	to	(5,300)
Plus:			
Stock-based compensation expense	1,350		1,400
Amortization of intangible assets	775		825
Amortization of deferred tax assets	(120)		(130)
Settlement of litigation, net	1,075		1,100
Impairment of intangible asset	224		224
Capitalization of technology	(1,200)		(1,300)
Non-GAAP net loss	$ (2,846)	to	$ (3,181)

CYREN